Fees Summary	Jul. 22, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,450,000
Previously Paid Amount	0.00
Total Fee Amount	1,166.95
Total Offset Amount	0.00
Net Fee	$ 1,166.95